Balter L/S Small Cap Equity Fund

a series of Northern Lights Fund Trust II

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

Supplement dated November 14, 2017 to the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2017

Effective immediately, Institutional Class Shares and Investor Class Shares of the Balter L/S Small Cap Equity Fund (the “Fund”) are available for sale.  Investors should disregard all references to Investor Class shares not being available for sale in the SAI.

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This Supplement and the existing Prospectus dated March 1, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI each dated March 1, 2017 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-844-322-8112.